SCHEDULE 14A
                                 (Rule 14a-101)

                     INFORMATION REQUIRED IN PROXY STATEMENT
                            SCHEDULE 14A INFORMATION
Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

Filed by the Registrant |X|
Filed by a Party other than the Registrant |_|


Check the appropriate box:
|_|      Preliminary Proxy Statement
|_|      Confidential  for use of the  Commission  Only  (as  permitted  by Rule
         14a-6(e)(2))
|X|      Definitive Proxy Statement
|_|      Definitive Additional Materials
|_|      Soliciting Material Pursuant to Section 240.14a-12

                        NATURAL GAS SERVICES GROUP, INC.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified in its Charter)

Payment of Filing Fee (Check the appropriate box):
|X|      No fee required.

|_| Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

         (1)      Title of each  class of  securities  to which the  transaction applies:
--------------------------------------------------------------------------------
         (2)      Aggregate number of securities to which transaction applies:
--------------------------------------------------------------------------------
         (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11:
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         (4)      Proposed maximum aggregate value of transaction:
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         (5)      Total fee paid:
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|_|      Fee paid previously with preliminary materials.
--------------------------------------------------------------------------------

|_| Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

         (1)      Amount Previously Paid:
--------------------------------------------------------------------------------
         (2)      Form, Schedule or Registration Statement No.:
--------------------------------------------------------------------------------

         (3)      Filing Party:
--------------------------------------------------------------------------------

         (4)      Date Filed:
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

                        NATURAL GAS SERVICES GROUP, INC.
                           2911 South County Road 1260
                              Midland, Texas 79706

                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                           To be held on June 15, 2004


         NOTICE IS HEREBY GIVEN that an annual meeting of shareholders of Natural Gas Services Group, Inc., a Colorado corporation, will be held at the Hilton Hotel, 117 West Wall Avenue, Midland, Texas 79701 on Tuesday, June 15, 2004 at 9:00 a.m., Central Time, for the purpose of considering and voting upon proposals to:

         1. elect two directors to serve until the annual meeting of shareholders to be held in 2006 and elect one director to serve until the annual meeting of shareholders to be held in 2007, or until their successors are elected and qualify; and

         2. transact such other business as may lawfully come before the meeting or at any adjournment(s) of the meeting.

         Only shareholders of record at the close of business on May 12, 2004, are entitled to notice of and to vote at the meeting and at any adjournment(s) of the meeting.

         The enclosed proxy is solicited by and on behalf of the Board of Directors of Natural Gas Services Group, Inc. All shareholders are cordially invited to attend the meeting in person. Whether you plan to attend or not, please date, sign and return the accompanying proxy card in the enclosed return envelope, to which no postage need be affixed if mailed in the United States. The giving of a proxy will not affect your right to vote in person if you attend the meeting.


                                              BY ORDER OF THE BOARD OF DIRECTORS


                                              SCOTT W. SPARKMAN, SECRETARY

Midland, Texas
May 21, 2004

                        NATURAL GAS SERVICES GROUP, INC.
                           2911 South County Road 1260
                              Midland, Texas 79706

                                 PROXY STATEMENT
                         ANNUAL MEETING OF SHAREHOLDERS
                           TO BE HELD ON JUNE 15, 2004


         This proxy statement is being furnished in connection with the solicitation of proxies by the Board of Directors of Natural Gas Services Group, Inc., a Colorado corporation, to be used at an annual meeting of shareholders to be held at the Hilton Hotel, 117 West Wall Avenue, Midland, Texas 79701 on Wednesday, June 15, 2004 at 9:00 a.m., Central Time, and at any adjournment(s) of the meeting.

         This proxy statement and the accompanying proxy will be mailed to Natural Gas' shareholders on or about May 21, 2004.

         Any person signing and mailing the enclosed proxy may revoke it at any time before it is voted by:

         o giving written notice of the revocation to Natural Gas' corporate secretary;

         o        voting in person at the meeting; or

         o        voting again by submitting a new proxy card.

         Only the latest dated proxy card, including one which a person may vote in person at the meeting, will count. If not revoked, the proxy will be voted at the meeting in accordance with the instructions indicated on the proxy by the shareholder, or, if no instructions are indicated, will be voted FOR the slate of directors described in the proxy and such other matters as may properly come before the meeting.

                                VOTING SECURITIES

         Voting rights are vested in the holders of Natural Gas' $0.01 par value common stock with each share entitled to one vote. Cumulative voting in the election of directors is not permitted. Only shareholders of record at the close of business on May 12, 2004, are entitled to notice of and to vote at the meeting or any adjournments of the meeting. On May 12, 2004, Natural Gas had 5,368,135 shares of common stock outstanding.

                         ACTIONS TO BE TAKEN AT MEETING

         The meeting has been called by the Board of Directors of Natural Gas to consider and act upon the following matters:

         1. the election of two directors to serve until the annual meeting of shareholders to be held in 2006 and the election of one director to serve until the annual meeting of shareholders to be held in 2007, or until their successors are elected and qualify; and

         2. the transaction of such other business as may lawfully come before the meeting or at any adjournment(s) of the meeting.

         The holders of a majority of the outstanding shares of common stock present at the meeting in person or represented by proxy shall constitute a quorum. If a quorum is present, directors are elected by a plurality of the vote, i.e., the candidates receiving the highest number of votes cast in favor of their election will be elected to the Board of Directors. As to all other actions voted on at the meeting, if a quorum is present, the affirmative vote of a majority of the shares represented in person or by proxy at the meeting and entitled to vote on the subject matter shall be the act of the shareholders. Where brokers have not received any instruction from their clients on how to vote on a particular proposal, brokers are permitted to vote on routine proposals but not on nonroutine matters. The absence of votes on nonroutine matters are "broker nonvotes." Abstentions and broker nonvotes will be counted as present for purposes of establishing a quorum, but will have no effect on the election of directors. Abstentions and broker nonvotes on proposals other than the election of directors, if any, will be counted as present for purposes of the other proposals and will count as votes against all other proposals.

                               PROPOSAL NUMBER ONE

                              ELECTION OF DIRECTORS

         The number of directors on Natural Gas' Board of Directors has been established by the shareholders as seven directors. During 2003 and early 2004, the Board of Directors had several changes. In 2003, Scott W. Sparkman and James
T. Grigsby resigned from the Board. As allowed by Colorado law and Natural Gas' Bylaws, the remaining directors filled the two vacancies with Wallace C. Sparkman and William F. Hughes, Jr. In March 2004, Wayne L. Vinson, our Chief Executive Officer and Director, passed away. Mr. Vinson's vacant position on the Board of Directors has not yet been filled.

         The Board of Directors is divided into three classes with directors serving staggered terms. The following sets forth our current directors listed by class and year in which their terms expire:

-------------------------- -------------------------- --------------------------
2004                       2005                       2006
----                       ----                       ----
-------------------------- -------------------------- --------------------------
Richard L. Yadon           Charles G. Curtis          William F. Hughes, Jr. (1)

                           Wallace O. Sellers         Wallace C. Sparkman (1)

                           Gene A. Strasheim
-------------------------- -------------------------- --------------------------
(1) Assumes re-election to the Board of Directors at the Annual Meeting of Shareholders in 2004.

         Shareholders will be electing three Directors at the meeting. As noted above, Mr. Yadon's term expires at the meeting. The Board has recommended Mr. Yadon for re-election to the Board of Directors to serve for a three year term expiring at the Annual Meeting of Shareholders in 2007. Messrs. Hughes and Sparkman replaced Directors whose terms did not expire until 2006. Colorado law provides that the term of a director, who is elected by the remaining directors to fill a vacancy, expires at the next annual meeting of shareholders. Consequently, Messrs. Hughes' and Sparkman's terms expire at the Annual Meeting of Shareholders in 2004. The Board has recommended Messrs. Hughes and Sparkman for re-election to the Board of Directors to serve for a two year term expiring at the Annual Meeting of Shareholders in 2006.

         The persons named in the enclosed form of Proxy will vote the shares represented by such Proxy for the election of the three nominees for director named above. If, at the time of the meeting, any of these nominees shall become unavailable for any reason, which event is not expected to occur, the persons entitled to vote the Proxy will vote for such substitute nominee or nominees, if any, as they determine in their sole discretion. If elected, Richard L. Yadon will hold office until the annual meeting of shareholders to be held in 2007, or until his successor has been duly elected or appointed or until his earlier death, resignation or removal. If elected, William F. Hughes and Wallace C. Sparkman will hold office until the annual meeting of shareholders to be held in 2006, or until their successors are duly elected or appointed or until their earlier death, resignation or removal. Biographical information regarding the nominees for director, each of whom has consented to serve if elected, are as follows:

                          Director          Principal Occupation for At Least
Name of Nominee            Since     Age    the Last Five Years
---------------            -----     ---    -------------------

Richard L. Yadon            2003      46    Mr.  Yadon  is one  of the  original
                                            founders of Rotary Gas Systems  Inc.
                                            and has served as advisor to Natural
                                            Gas' Board of  Directors  since June
                                            2002.  Since  1981,  Mr.  Yadon  has
                                            owned  and  operated  Yadeco  Pipe &
                                            Equipment and since  December  1994,
                                            has   co-owned   and   presided   as
                                            President    of   Midland   Pipe   &
                                            Equipment,  Inc. Both  companies are
                                            directly  related  to  drilling  and
                                            completion  of oil and gas  wells in
                                            Texas,  New  Mexico,  Louisiana  and
                                            Oklahoma.  Since 1981,  he has owned
                                            Yadon  Properties,  which  owns  and
                                            operates  real  estate  in  Midland,
                                            Texas.  Mr.  Yadon  has 22  years of
                                            experience  in  the  energy  service
                                            industry.

William F. Hughes, Jr.      2003      51    Mr.  Hughes  has  been  one  of  our
                                            directors since December 2003. Since
                                            1983,  Mr.  Hughes has been co-owner
                                            of  The  Whole   Wheatery,   LLC,  a
                                            natural   foods  store   located  in
                                            Lancaster,  California.  Mr.  Hughes
                                            holds a Bachelor  of Science  degree
                                            in Civil  Engineering  from the U.S.
                                            Air Force  Academy  and a Masters of
                                            Science in Engineering from UCLA.

Wallace C. Sparkman         2003      74    Mr.  Sparkman is one of our founders
                                            and has served as a  director  since
                                            2003.  He  was   appointed   Interim
                                            President   and   Chief    Executive
                                            Officer following the death of Wayne
                                            Vinson in March 2004 until our Board
                                            of   Directors    appoints   a   new
                                            President   and   Chief    Executive
                                            Officer.   Mr.   Sparkman   was  the
                                            President  of NGE from  July 2001 to
                                            December 31, 2003, a director of NGE
                                            from  February  1996 to December 31,
                                            2003,  and the  President  of Rotary
                                            (and its  predecessor,  Flare  King)
                                            from April 1993 to April  1997.  Mr.
                                            Sparkman  served  as  our  President
                                            from  May  2000 to July  2001 and as
                                            the   President   of   Great   Lakes
                                            Compression  from  February  2001 to
                                            July  2001.  Mr.  Sparkman  was Vice
                                            President of NGE from  February 1996
                                            to November 1999. From December 1998
                                            to   2003,   Mr.   Sparkman   was  a
                                            consultant    to   our    Board   of
                                            Directors.  From  1985 to 1998,  Mr.
                                            Sparkman   acted  as  a   management
                                            consultant  to various  entities and
                                            acted  as  a  principal  in  forming
                                            several  privately-owned  companies.
                                            Mr.  Sparkman  was a  co-founder  of
                                            Sparkman   Energy   Corporation,   a
                                            natural    gas     gathering     and
                                            transmission  company,  in 1979  and
                                            served as its Chairman of the Board,
                                            President   and   Chief    Executive
                                            Officer  until  1985 when  ownership
                                            control changed.  From 1968 to 1979,
                                            Mr. Sparkman held various  executive
                                            positions  and  served as a director
                                            of Tejas Gas Corporation,  a natural
                                            gas   gathering   and   transmission
                                            company.   At   the   time   of  his
                                            resignation     from    Tejas    Gas
                                            Corporation  in 1979,  Mr.  Sparkman
                                            was  President  and Chief  Executive
                                            Officer.  Mr. Sparkman has more than
                                            34 years of experience in the energy
                                            service industry.

            THE BOARD OF DIRECTORS RECOMMENDS A VOTE IN FAVOR OF THE
                     ELECTION OF THE NOMINEES LISTED ABOVE.

Continuing Directors
--------------------

         Biographical information regarding Natural Gas' other directors who are not up for election at this year's annual meeting is set forth below.

                          Director          Principal Occupation for at Least
Name of Director            Since    Age    the Last Five Years
----------------            -----    ---    -------------------

Charles G. Curtis           2001      71    Mr.  Curtis  has been one of Natural
                                            Gas'  directors  since  April  2001.
                                            Since 1992,  Mr. Curtis has been the
                                            President   and   Chief    Executive
                                            Officer of Curtis One,  Inc.  d/b/a/
                                            Roll  Stair,   a   manufacturer   of
                                            aluminum and steel mobile stools and
                                            mobile  ladders.  From 1988 to 1992,
                                            Mr.  Curtis  was the  President  and
                                            Chief  Executive  Officer of Cramer,
                                            Inc.   a   manufacturer   of  office
                                            furniture.  Mr.  Curtis  has a  B.S.
                                            degree from the United  States Naval
                                            Academy  and a MSAE  degree from the
                                            University of Southern California

Wallace O. Sellers          1998      74    Mr.  Sellers is one of Natural  Gas'
                                            founders   and  has   served   as  a
                                            director and the Chairman of Natural
                                            Gas'   Board  of   Directors   since
                                            December  17,  1998.   Although  Mr.
                                            Sellers retired in December 1994, he
                                            served as Vice-Chairman of the Board
                                            and   Chairman   of  the   Executive
                                            Committee   of   Enhance   Financial
                                            Services, Inc., a financial guaranty
                                            reinsurer,   from  January  1995  to
                                            2001. From November 1986 to December
                                            1991  he  was  President  and  Chief
                                            Executive  Officer of Enhance.  From
                                            1951  to  1986   Mr.   Sellers   was
                                            employed by Merrill  Lynch,  Pierce,
                                            Fenner  &  Smith  Incorporated,   an
                                            investment    banker,   in   various
                                            capacities,  including  Director  of
                                            the  Municipal  and  Corporate  Bond
                                            Division   and   Director   of   the
                                            Securities     Research    Division.
                                            Immediately  prior to his retirement
                                            from  Merrill  Lynch,  he  served as
                                            Senior Vice  President  and director
                                            of   Strategic   Development.    Mr.
                                            Sellers  received  a BA degree  from
                                            the University of New Mexico,  an MA
                                            degree from New York  University and
                                            attended  the  Advanced   Management
                                            Program at Harvard  University.  Mr.
                                            Sellers  is  a  Chartered  Financial
                                            Analyst.

Gene A. Strasheim           2003      63    Since 2001, Mr. Strasheim has been a
                                            financial   consultant   to  Skyline
                                            Electronics/Products, a manufacturer
                                            of circuit boards and large remotely
                                            controlled     digital    interstate
                                            highway  signs.  From  1992 to 2001,
                                            Mr.    Strasheim   was   the   Chief
                                            Financial    Officer    of   Skyline
                                            Electronics/Products.  From  1985 to
                                            1992,  Mr.  Strasheim  was the  Vice
                                            President-Finance  and  Treasurer of
                                            CF&I  Steel  Corporation.  Prior  to
                                            that,  Mr.  Strasheim  was the  Vice
                                            President-Finance  for two companies
                                            and  was  a  partner  with  Deloitte
                                            Haskins & Sells, a large  accounting
                                            firm. Mr.  Strasheim  practiced as a
                                            Certified Public Accountant in three
                                            states and has a BS degree  from the
                                            University of Wyoming.

         Natural Gas' Board of Directors held five meetings during the fiscal year ending December 31, 2003. Each director attended at least 75% of the total number of Board meetings held while such person was a director. Each director attended all of the meetings held by all committees of the Board of Directors for which he served (during the periods that he served). The Board of Directors acts from time to time by unanimous written consent in lieu of holding a meeting. During the fiscal year ending December 31, 2003, the Board of Directors took action by unanimous written consent five times.

         Directors who are not employees are paid $1,000 per quarter and at December 31 of each year are issued a five year option to purchase 2,500 shares of Natural Gas' common stock at the then market value. Natural Gas also reimburses its directors for accountable expenses incurred on Natural Gas' behalf.

         We typically schedule a Board meeting in conjunction with our annual meeting of shareholders. Although we do not have a formal policy on the matter, we expect our directors to attend each annual meeting, absent a valid reason, such as illness or a schedule conflict. Last year, all seven of the individuals then serving as director attended our annual meeting of shareholders.

         SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

         Section 16(a) of the Securities Exchange Act of 1934, as amended, requires Natural Gas' officers and directors and persons who own more than 10% of the outstanding common stock of Natural Gas to file reports of ownership with the Securities and Exchange Commission. Directors, officers and greater than 10% shareholders are required by SEC regulations to furnish Natural Gas with copies of all Section 16(a) forms they file.

         Based solely on a review of Forms 3, 4 and 5 and amendments thereto furnished to Natural Gas during and for its fiscal year ended December 31, 2003, there were no directors, officers or more than 10% shareholders of Natural Gas who failed to timely file a report required by Section 16(a) of the Securities Exchange Act of 1934 except that:

         o Messrs. Curtis, Hughes, Strasheim and Yadon, each filed one late Form 4 reporting the grant to them on December 31, 2003 of stock options under our 1998 Stock Option Plan.

         o Craig S. Rogers, a Vice President, failed to timely file his initial statement of beneficial ownership on Form 3.

         o Charles G. Curtis, a director, failed to timely file one Form 4 reporting his disposition of Warrants to purchase 15,600 shares of our common stock at $6.25 per share.

         o Wallace O. Sellers, a director, failed to timely report the exercise of a warrant for 5,000 shares of our common stock at $6.25 per share.

                      COMMITTEES OF THE BOARD OF DIRECTORS

         To assist it in carrying out its duties, the Board has delegated certain authority to three committees whose functions are described below:

Audit Committee

   Members at December 31, 2003: Directors Strasheim (Chair), Curtis, Hughes ,Sellers and Yadon.
   Number of Meetings in 2003: 4
   Functions:
      o Assists the Board in fulfilling its oversight responsibilities as they relate to our accounting policies, internal controls, financial reporting practices and legal and regulatory compliance;
      o  Hires the independent auditors;
      o Monitors the independence and performance of our independent auditors and internal auditors;
      o Maintains, through regularly scheduled meetings, a line of communication between the Board and our financial management, internal auditors and independent auditors; and
      o Oversees compliance with our policies for conducting business, including ethical business standards.

         The Board of Directors adopted an Audit Committee Charter on April 16, 2003 and subsequently amended and restated the Charter on March 2, 2004. The amended and restated Audit Committee Charter is attached hereto as Exhibit A.

         Our Board of Directors has determined that Gene A. Strasheim is qualified as an "audit committee financial expert" as that term is defined in the rules of the Securities and Exchange Commission. Mr. Strasheim has worked as a financial consultant since 2001. From 1992 to 2001, he worked as a Chief Financial Officer for a company in the electronics industry. Prior to that, Mr. Strasheim was a partner and certified public accountant with Deloitte Haskins & Sells.

         Our common stock is listed for trading on the American Stock Exchange ("AMEX"). Pursuant to AMEX rules, the Audit Committee is to be comprised of three or more directors as determined by the Board of Directors, each of whom shall be "independent". Our Board has determined that all of the members of the Audit Committee are independent, as defined in the listing standards of the AMEX and the rules of the Securities and Exchange Commission ("SEC").

Compensation Committee

   Members at December 31, 2003: Directors Curtis, Sellers, Strasheim and Yadon Number of Meetings in 2003: 4
   Functions:

      o Assisting the Board in overseeing the management of our human resources including:
      >> compensation and benefits programs;
      >> CEO performance and compensation;
      o  Oversees the evaluation of management; and
      o  Prepares the report of the Committee on executive compensation.

         The Compensation Committee's policy is to offer the executive officers competitive compensation packages that will permit us to attract and retain individuals with superior abilities and to motivate and reward such individuals in an appropriate fashion in the long-term interests of Natural Gas and its shareholders. Currently, executive compensation is comprised of salary and cash bonuses and other compensation that may be awarded from time to time such as long-term incentive opportunities in the form of stock options under Natural Gas' 1998 Stock Option Plan.

         Our Board has determined that all of the members of the Compensation Committee are independent, as defined in the listing standards of the AMEX and the rules of the SEC.

Governance, Personnel Development, and Nominating Committee

    Members at December 31, 2003: Directors Curtis (Chair), Sellers, Strasheim and Yadon
    Number of Meetings in 2003: 4
    Functions:
        o Identifies individuals qualified to become board members, consistent with the criteria approved by the Board;
        o   Recommends   director   nominees  and  individuals  to  fill  vacant
            positions;
        o Assists the Board in interpreting the Board Governance Guidelines, the Board's Principles of Conduct and any other similar governance documents adopted by the Board;
        o   Oversees the evaluation of the Board and its committees;
        o   Generally oversees the governance of the Board; and
        o   Oversees executive development and succession and diversity efforts.

         In connection with recent corporate governance rules and regulations adopted by the SEC and the AMEX, we formed a Governance, Personnel Development, and Nominating Committee in June 2003. The Board of Directors adopted a Corporate Governance Charter on September 10, 2003. The Corporate Governance Charter is attached hereto as Exhibit B. Our Board of Directors has determined that each of the Committee members is "independent", as defined under the applicable rules and listing standards of the American Stock Exchange.

         This Committee will consider a candidate for director proposed by a stockholder. A candidate must be highly qualified in terms of business experience and be both willing and expressly interested in serving on the Board. A stockholder wishing to propose a candidate for the Committee's consideration should forward the candidate's name and information about the candidate's qualifications to Natural Gas Services Group, Inc., Nominating Committee, 2911 South County Road 1260, Midland, Texas 79706, Attn.: Charles G. Curtis, Chairman. Submissions must include sufficient biographical information concerning the recommended individual, including age, employment history for at least the past five years indicating employer's names and description of the employer's business, educational background and any other biographical information that would assist the Committee in determining the qualifications of the individual. The Committee will consider recommendations received by a date not later than 120 calendar days before the date our proxy statement was released to shareholders in connection with the prior year's annual meeting for nomination at that annual meeting. The Committee will consider nominations received after that date at the annual meeting subsequent to the next annual meeting.

         The  Committee   evaluates   nominees  for  directors   recommended  by
shareholders in the same manner in which it evaluates other nominees for directors. Minimum qualifications include the factors discussed above.

                                 Code of Ethics

         Our Board of Directors has adopted a Code of Business Conduct and Ethics ("Code"), which we intend to post on our web site (www.ngsgi.com). You may also obtain a copy of our Code by requesting a copy in writing at 2911 SCR 1260, Midland, TX 79706 or by calling us at (432) 563-3974.

         Our Code provides general statements of our expectations regarding ethical standards that we expect our directors, officers and employees to adhere to while acting on our behalf. Among other things, the Code provides that:

o        We will comply with all laws, rules and regulations;

o Our directors, officers and employees are to avoid conflicts of interest and are prohibited from competing with us or personally exploiting our corporate opportunities;

o Our directors, officers and employees are to protect our assets and maintain our confidentiality;

o        We are committed to promoting values of integrity and fair dealing; and

o We are committed to accurately maintaining our accounting records under generally accepted accounting principles and timely filing our periodic reports.

         Our Code also contains procedures for our employees to report, anonymously or otherwise, violations of the Code.

                               EXECUTIVE OFFICERS

         Certain information concerning the directors and executive officers of Natural Gas as of May 12, 2004 is set forth below.


         Name                               Age      Position

         Wallace O. Sellers (1)(2)(3)       74       Director, Chairman
         Wallace C. Sparkman (5)            74       Director, Interim President
                                                     and Chief Executive Officer
         Charles G. Curtis (1)(2)(3)        71       Director
         William F. Hughes, Jr. (1)(2)(3)   51       Director
         Gene A. Strasheim (1)(2)(3)(4)     62       Director
         Richard L. Yadon (1)(2)(3)         45       Director
         Earl R. Wait                       60       Chief Financial Officer and
                                                     Treasurer
         Ronald D. Bingham                  59       Vice President
         S. Craig Rogers                    42       Vice President
         Scott W. Sparkman (5)              42       Secretary
         ------------------------------
         (1) Member of our audit committee
         (2) Member of our compensation committee
         (3) Member of our nominating committee
         (4) Gene A. Strasheim has been determined by our Board of Directors to be the financial expert on our audit committee. Mr. Strasheim is independent as that term is used in Item 7(d)(3)(iv) of Schedule 14A under the Securities Exchange Act of 1934, as amended.
         (5) Wallace C. Sparkman is the father of Scott W. Sparkman.


         Our executive officers are elected annually at the first meeting of the Board of Directors held after each annual meeting of shareholders. Each executive officer holds office until his or her successor duly is elected and qualified, until his or her death or resignation or until removed in the manner provided by Natural Gas' bylaws.

         In March 2004, our Chief Executive Officer, Wayne L. Vinson, passed away. Our Board appointed Wallace C. Sparkman, one of our founders and a director, to serve as interim President and Chief Executive Officer. Our Board is actively searching for candidates to permanently fill the position.

         Biographical information for our executive officers who are also directors is disclosed above under "Election of Directors". Biographical information regarding our other executive officers follows:

         Earl R. Wait has served as our Chief Financial Officer since May 2000 and our Treasurer since 1998. Mr. Wait was our Chief Accounting Officer from 1998 to May 2000. Mr. Wait was the Chief Financial Officer and Secretary/Treasurer of Flare King and then Rotary from April 1993 to December 31, 2003, the Controller and Assistant Secretary/Treasurer for Hi-Tech from 1994 to 1999, a director of NGE and Rotary from July 1999 to April 2001 and the Chief Accounting Officer and Treasurer of Great Lakes Compression from February 2001 to December 31, 2003. Mr. Wait is a certified public accountant with an MBA in management and has more than 25 years of experience in the energy industry.

         Ronald D. Bingham has served as one of our Vice Presidents since December 2003 and was the President of Great Lakes Compression from 2001 to December 31, 2003. From March 2001 to July 2001, Mr. Bingham was the General Manager of Great Lakes Compression. From January 1989 to March 2001, Mr. Bingham was the District Manager for Waukesha Pearce Industries, Inc., a distributor of Waukesha natural gas engines. Mr. Bingham is a member of the Michigan Oil and Gas Association and received a bachelors degree in Graphic Arts from Sam Houston State University.

         S. Craig Rogers has served as one of our Vice Presidents since June 2003. He served as Operations Manager for Rotary from 1995 to December 31, 2003, and Vice President of Rotary from April 2002 to December 31, 2003. From March 1987 to January 1995, Mr. Rogers was the Shop Manager for CSI, a major manufacturer of natural gas compressors.

         Scott W. Sparkman has served as our Secretary since December 1998. Mr. Sparkman was Executive Vice-President of NGE from July 2001 to December 31, 2003, was a director of NGE from December 1998 to December 31, 2003, was Secretary and Treasurer of NGE from March 1999 to December 31, 2003 and was the Secretary of Great Lakes Compression from February 2001 to December 31, 2003. Mr. Sparkman was one of our directors from 1998 to 2003. Mr. Sparkman served as the President of NGE from December 1998 to July 2001. From May 1997 to July 1998, Mr. Sparkman served as Project Manager and Comptroller for Business
Development Strategies, Inc., a designer of internet websites. Mr. Sparkman pursued personal business interests from May 1996 to May 1997. From February 1991 to May 1996, Mr. Sparkman served as Vice President and Director, later as President and Director, of Diamond S Safety Services, Inc., a seller and servicer of hydrogen sulfide monitoring equipment. Mr. Sparkman received a BBA degree from Texas A&M University.

         All of the officers devote substantially all of their working time to our business.

                             EXECUTIVE COMPENSATION

         The following table sets forth information regarding the compensation paid during the years ended December 31, 2003, 2002 and 2001 by us to Wayne L. Vinson, Earl R. Wait and Craig Rogers, our only officers whose combined salary and bonuses exceeded $100,000 during the year ended December 31, 2003.

                                                                     Long-Term
                                        Annual Compensation      Compensation Awards
                                        -------------------      -------------------
Name
                                                                Securities Underlying
Principal Position              Year      Salary        Bonus         Options
------------------              ----      ------        -----         -------
Wayne L. Vinson                 2003    $120,000(1)    $48,000          -0-
   Executive Vice President     2002    $120,000(1)    $39,452          -0-(2)
   Until 7/25/01                2001    $102,692(1)    $25,583          -0-
   President from 7/25/01
   Until 3/15/04

Earl R. Wait                    2003     $ 90,000      $41,256          -0-
   Chief Financial Officer      2002     $ 90,000      $29,589        15,000
                                2001     $ 85,385      $23,164          -0-

S. Craig Rogers                 2003     $ 88,500      $37,669          -0-
   Vice President               2002     $ 80,000      $26,301        12,000
    Since June 2003             2001     $ 64,615      $20,957          -0-

--------------------------
(1) Does not include any compensation paid to the wife of Wayne L. Vinson for her services as our accounts payable and payroll clerk for 2003, 2002 and 2001, respectively.

(2) CAV-RDV, Ltd., a Texas limited partnership for the benefit of the children of Wayne L. Vinson, was issued a five year warrant to purchase 15,756 shares of our common stock at $2.50 per share in consideration for CAV-RDV, Ltd. guaranteeing a portion of our debt. The children are eighteen years old or older and Mr. Vinson was not a partner in CAV-RDV, Ltd. and disclaimed beneficial ownership of the warrants.

         We have established a bonus program for our officers. At the end of each of our fiscal years, our Board of Directors reviews our operating history and determines whether or not any bonuses should be paid to our officers. If so, the Board of Directors determines what amount should be paid to our officers. The Board of Directors may discontinue the bonus program at any time.

         Option Grants in Last Fiscal Year

         We did not grant any options to the named officers in the above compensation table.

Aggregate Option Exercises in Last Fiscal Year and Fiscal Year End Option Values

         The following table sets forth information pertaining to option exercises by, and fiscal year end option values of options held by, Wayne L. Vinson, Earl R. Wait, and S. Craig Rogers, our only executive officers whose combined salary and bonuses exceeded $100,000 during the year ended December 31, 2003:

                                                  Number of Securities           Value of Unexercised
                      Shares                     Underlying Unexercised          In-the-Money Options
                     Acquired       Value      Options at Fiscal Year End         at Fiscal Year End
     Name          On Exercise    Received     Exercisable/Unexercisable      Exercisable/Unexercisable
     ----          -----------    --------     -------------------------      -------------------------
Wayne L. Vinson              0           0                            0/0                           0/0
Earl R. Wait                 0           0                  10,000/15,000               $23,000/$34,500
S. Craig Rogers              0           0                   8,000/12,000               $18,400/$27,600

         Compensation of Directors

         Our directors who are not employees are each paid a cash fee of $1,000 per quarter and at December 31 of each year are issued a five year option to purchase 2,500 shares of our common stock at the then market value. On December 31, 2003, we granted an option to each of our five non-employee directors to purchase 2,500 shares of our common stock at $5.55 per share. We also reimburse our directors for accountable expenses incurred on our behalf.

         1998 Stock Option Plan

         We have adopted the 1998 Stock Option Plan, which provides for the issuance of options to purchase up to 150,000 shares of our common stock. The purpose of the plan is to attract and retain the best available personnel for positions of substantial responsibility and to provide additional incentive to employees and consultants and to promote the success of our business. The plan is administered by the Board of Directors or a compensation committee consisting of two or more non-employee directors, if appointed. At its discretion, the administrator of the plan may determine the persons to whom options may be granted and the terms upon which such options will be granted. All officers, employees and directors are eligible to participate in the plan. In addition, the administrator of the plan may interpret the plan and may adopt, amend and rescind rules and regulations for its administration. The following options to purchase our common stock have been granted under the plan and are outstanding:

o        6,000 shares at an exercise price of $2.00 per share,

o        33,000 shares at an exercise price of $3.25 per share,

o        5,500 shares at an exercise price of $3.88 per share, and

o        10,000 shares at an exercise price of $5.55 per share, and

o        15,000 shares at an exercise price of $5.58 per share.

PRINCIPAL SHAREHOLDERS AND SECURITY OWNERSHIP OF MANAGEMENT

         The following table sets forth, as of May 12, 2004, the beneficial ownership of our common stock (i) by each of our directors, nominees and executive officers; (ii) by all of our executive officers and directors as a group; and (iii) by all persons known by us to beneficially own more than five percent of our common.


 Name and Address                       Amount and Nature             Percentage
of Beneficial Owner                  of Beneficial Ownership           of Class
-------------------                  -----------------------           --------

Wallace O. and Naudain Sellers             700,659 (1)                   13.0%
P.O. Box 106
6539 Upper York Road
Solebury, PA 18963-0106

Charles G. Curtis                           78,000 (2)                    1.4%
1 Penrose Lane
Colorado Springs, CO 80906

William F. Hughes                          244,500 (3)                    4.5%
42921 Normandy Lane
Lancaster, CA 93536

Wallace C. Sparkman                        167,691 (4)                    3.1%
4906 Oakwood Court
Midland, TX 79707

Gene A. Strasheim                            3,500                         *
165 Huntington Place
Colorado Springs, CO 80906

Richard L. Yadon                           296,683 (5)                    5.5%
P.O. Box 8715
Midland, TX 79708-8715

S. Craig Rogers                             14,250 (6)                     *
14732 Bluestem Ave
Gardendale, TX 79758

Earl R. Wait                                75,000 (7)                    1.4%
109 Seco
Portland, TX 78374

Scott W. Sparkman                          516,467 (8)                    9.6%
1604 Ventura Avenue
Midland, TX 79705
All directors and executive              2,096,750 (9)                   37.2%
officers as a group
(nine persons)

CAV-RDV, Ltd.                              488,128 (10)                   9.1%
1541 Shannon Drive
Lewisville, TX 75077

RWG Investments LLC                        424,000 (11)                   7.8%
5980 Wildwood Drive
Rapid City, SD 57902

Andrew Cohen                               277,865                        5.2%
2 Rector Street, 1st Floor
New York, New York 10006

-----------------------------
         * indicates less than one percent.

         (1) Includes 238,720 shares of common stock owned by the Wallace Sellers, July 11, 2002 GRAT, warrants to purchase 21,936 shares of common stock, 9,032 shares of common stock and 5,000 shares of common stock at $ 2.50 per share, at $3.25 per share and at $6.25 per share, respectively, owned by Wallace Sellers, options to purchase 2,500 shares of common stock at $3.88 per share and 2,500 shares of common stock at $5.55 per share, respectively, owned by Wallace Sellers, 95,971 shares of common stock owned by Naudain Sellers, and 238,720 shares of common stock owned by the Naudain Sellers, July 11, 2002 GRAT. Wallace and Naudain Sellers are husband and wife. Wallace Sellers is the trustee of his wife's trust and his wife is the trustee of his trust. The beneficiaries of the trusts are two trusts. The beneficiaries of one trust are Naudain Sellers and their three children and the beneficiaries of the other trust are their three children.

         (2) Includes warrants to purchase 40,000 shares of common stock at $3.25 per share, options to purchase 2,500 shares of common stock at $3.88 per share and 2,500 shares of common stock at $5.55 per share, respectively.

         (3) Includes 180,500 shares of common stock owned by the William and Cheryl Hughes Family Trust, a warrant to purchase 60,000 shares of common stock at $3.25 per share, and an option to purchase 2,500 shares of common stock at $5.55 per share.

         (4) Includes 105,691 shares owned by Diamente Investments, LLP, a Texas limited partnership of which Mr. Sparkman is a general and limited partner.

         (5) Includes warrants to purchase 14,683 shares of common stock at $2.50 per share and an option to purchase 2,500 shares of common stock at $5.55 per share.

         (6) Includes warrants to purchase 1,125 shares of common stock at $6.25 per share and an option to purchase 12,000 shares of common stock at $3.25 per share that began to vest in April 2003.

         (7) Includes an option to purchase 15,000 shares of common stock at $3.25 per share that began to vest in April 2003.

         (8) Includes 20,000 shares of common stock owned by Scott W. Sparkman and 475,000 shares of common stock and warrants to purchase 21,467 shares of common stock at $2.50 per share owned by Diamond S DGT, a trust for which Mr. Sparkman is a co-trustee and co-beneficiary with his sister.

         (9) Includes 274,743 shares of common stock that may be acquired upon exercise of presently exercisable stock options and warrants to purchase common stock.

         (10) Includes warrants to purchase 15,756 shares of common stock at $2.50 per share, and 2,122 shares of common stock at $3.25 per share, respectively. CAV-RDV is a Texas Limited Partnership for the benefit of Ryan and Candice Vinson.

         (11) Includes warrants to purchase 32,000 shares of common stock at $3.25 per share, and warrants to purchase 15,000 shares of common stock at $6.25 per share. RWG Investments LLC is a limited liability company the beneficial owner of which is Roland W. Gentner, 5980 Wildwood Drive, Rapid City, South Dakota 57902.

   TRANSACTIONS WITH MANAGEMENT AND OTHERS AND CERTAIN BUSINESS RELATIONSHIPS

         In April 2002, we issued five year warrants to purchase shares of our common stock at $3.25 per share to the following persons for guaranteeing additional portion of the bank debt we incurred under our restructured loan facility:

                                Number of Shares            Amount of Additional
Name                           Underlying Warrants             Debt Guaranteed
----                           -------------------             ---------------

Wallace O. Sellers                    9,032                      $ 451,601
CAV-RDV, Ltd. (1)                     2,122                        106,098
Richard L. Yadon                      5,318                        265,879

(1) CAV-RDV, Ltd., is a Texas limited partnership for the benefit of the children of Wayne L. Vinson. Both children are eighteen years old or older and Mr. Vinson is not a partner in CAV-RDV, Ltd. Mr. Vinson disclaims beneficial ownership of the warrants.

         None of the guaranties is still in effect.

         Wayne L. Vinson, Earl R. Wait and Wallace C. Sparkman have also guaranteed payment of approximately $197,000, $84,000 and $92,000, respectively, of additional debt for us without consideration. This debt was incurred when we acquired vehicles, equipment and software. The following schedule provides information as to the remaining debt balances as of March 31, 2004:

                             Balance at           Interest           Maturity
Guarantor                  March 31, 2004             Rate               Date
---------                  --------------             ----               ----


Earl R. Wait                       25,291           10.50%         10/10/2005
Wallace C. Sparkman                69,063               7%         10/15/2010

Wayne L. Vinson                     2,175            7.50%          6/21/2004

         None of the guaranties is still in effect.

         In October, 1999, RWG Investments, LLC was granted a five year option to purchase 100,000 shares of our common stock at $2.00 per share in consideration of one of its members serving as an advisor to us. In June 2003, RWG Investments LLC exercised the option.

         Hunter Wise Financial Group LLC served as our investment banker and advisor in connection with our March 2001 acquisition of the compression related assets of Dominion Michigan for which we paid Hunter Wise a total fee of $440,000. James T. Grigsby, one of our former directors, has a 1% interest in Hunter Wise.

                          REPORT OF THE AUDIT COMMITTEE

         The Audit Committee met four times in 2003 and is responsible for overseeing the integrity of the Company's financial statements; the Company's financial reporting process; the Company's compliance with legal and regulatory requirements; and the independent auditor's qualifications and independence; and the performance of the Company's internal audit function and independent auditors. Messrs. Curtis, Hughes, Sellers, Strasheim and Yadon are members of our Audit Committee.

         Our independent accountants are responsible for performing an independent audit of our consolidated financial statements in accordance with auditing standards generally accepted in the United States of America and issuing an independent accountants' report on such financial statements. The Audit Committee reviews with management our consolidated financial statements; reviews with the independent accountants their independent accountants' report; and reviews the activities of the independent accountants. The Audit Committee selects our independent accountants each year. The Audit Committee also considers the adequacy of our internal controls and accounting policies. The chairman and members of the Audit Committee are all independent directors of our Board of Directors within the meaning of Section 121(A) of the listing standards of the American Stock Exchange.

         The Audit Committee has reviewed and discussed the audited financial statements with management of Natural Gas. The Audit Committee has discussed with our independent auditors the matters required to be discussed by SAS 61. In addition, the Audit Committee has received the written disclosures and letter from our independent accountants required by Independence Standards Board Standard No. 1 (Independence Discussions with Audit Committees), as may be modified or supplemented, and has discussed with the independent accountants matters pertaining to their independence. The Audit Committee also considered whether the additional services unrelated to audit services performed by HEIN + ASSOCIATES LLP were compatible with maintaining their independence in performing their audit services. Based upon the reviews and discussions referred to above, the Audit Committee recommended to the Board of Directors that the audited financial statements be included in our Annual Report on Form 10-KSB for 2003 for filing with the Securities and Exchange Commission. The Audit Committee and Board of Directors has also selected HEIN + ASSOCIATES LLP as our independent accountants for the fiscal year ending December 31, 2004. The Audit Committee has adopted an amended written Audit Committee Charter that has been adopted by our Board of Directors and is attached hereto as Exhibit A.

         Respectfully submitted by the Audit Committee,

Gene A. Strasheim, Chairman         William F. Hughes           Richard L. Yadon
Charles G. Curtis                   Wallace O. Sellers

                     PRINCIPAL ACCOUNTANT FEES AND SERVICES


         During 2003 and 2002, we paid the following fees to our principal accountants:

                                        2003               2002
                                      --------           --------
            Audit Fees                $ 75,749           $ 43,691
            Audit Related Fees               0                  0
            Tax Fees                    18,391             15,468
            All Other Fees               7,965             77,078
                                      --------           --------
                                      $102,105           $136,237
                                      ========           ========


         To help assure independence of the independent auditors, the Audit committee has established a policy whereby all audit, review, attest and non-audit engagements of the principal auditor or other firms must be approved in advance by the Audit Committee; provided, however, that de minimis non-audit services may instead be approved in accordance with applicable Securities and Exchange Commission rules. This policy is set forth in our Audit Committee Charter, a copy of which is attached to this proxy statement. Of the fees shown in the table which were paid to our principal accountants in 2003, 92% were approved by the Audit Committee. SEC regulations and company policy did not require pre-approval for non-audit services prior to 2003.



                       2003 ANNUAL REPORT TO SHAREHOLDERS

         You may obtain our 2003 Annual Report on Form 10-KSB for the fiscal year ended December 31, 2003 upon written request to Scott W. Sparkman, Secretary, at Natural Gas' principal offices, 2911 South County Road 1260, Midland, Texas 79706. In addition, the exhibits to the Annual Report on Form 10-KSB, as amended, for the fiscal year ended December 31, 2003 may be obtained by any stockholder upon written request to Mr. Sparkman.



                              SHAREHOLDER PROPOSALS

         Under the rules of the SEC, if a shareholder wants us to include a proposal in our Proxy Statement and form of proxy for presentation at our 2005 Annual Meeting of Shareholders, the proposal must be received by us at our principal executive offices at 2911 South County Road 1260, Midland, Texas 79706 by January 24, 2005. The proposal should be sent to the attention of Secretary of the Company.

         The SEC also sets forth procedures under which shareholders may make proposals outside of the process described above in order for a shareholder to introduce an item of business at an Annual Meeting of Shareholders. These procedures require that shareholders must submit items of business in writing to the Secretary of the Company at our principal executive offices. We must receive the notice of your intention to propose an item of business at our 2005 Annual Meeting no later than 45 days in advance of the 2005 Annual Meeting if it is being held within 30 days preceding the anniversary date (June 15, 2004) of this year's meeting.

         For any other meeting, the nomination or item of business must be received by the tenth day following the date of public disclosure of the date of the meeting. These requirements are separate from and in addition to the SEC's requirements described in the first paragraph of this section relating to including a proposal in our proxy statements.

         In order to curtail controversy as to the date on which a proposal was received by us, it is suggested that proponents submit their proposals by certified mail-return receipt requested. Such proposals must also meet the other requirements established by the Securities and Exchange Commission for shareholder proposals.


             SHAREHOLDER COMMUNICATIONS WITH THE BOARD OF DIRECTORS

         Because of Natural Gas' small size, to date we have not developed formal processes by which shareholders may communicate directly with directors. Instead, we believe that our informal process permitting communications to be sent to the board of directors either generally or in care of a corporate officer, has served the shareholders' needs. In view of recently adopted SEC disclosure requirements related to this issue, we expect to review in the coming months whether more specific procedures are required. Until any other procedures are developed and posted on our web site (www.ngsgi.com), any communication to the Board of Directors may be mailed to the Board, in care of the Secretary of the Company, at 2911 South County Road 1260, Midland, Texas 79706. Shareholder's should clearly note on the mailing envelope that the letter is a "Shareholder-Board Communication." All such communications should identify the author as a shareholder and clearly state whether the intended recipients are all members of the board of directors or just certain specified individual directors. The Secretary of the Company will make copies of all such communications and circulate them to the appropriate director or directors.

                             SOLICITATION OF PROXIES

         The cost of soliciting proxies, including the cost of preparing, assembling and mailing this proxy material to shareholders, will be borne by Natural Gas. Solicitations will be made only by use of the mails, except that, if necessary to obtain a quorum, officers and regular employees of Natural Gas may make solicitations of proxies by telephone or electronic facsimile or by personal calls. Brokerage houses, custodians, nominees and fiduciaries will be requested to forward the proxy soliciting material to the beneficial owners of Natural Gas' shares held of record by such persons and Natural Gas will reimburse them for their charges and expenses in this connection.

                                 OTHER BUSINESS

         Our Board of Directors does not know of any matters to be presented at the meeting other than the matters set forth herein. If any other business should come before the meeting, the person's names in the enclosed proxy card will vote such proxy according to their judgment on such matters.




                                              BY ORDER OF THE BOARD OF DIRECTORS


                                              SCOTT W. SPARKMAN, SECRETARY

Midland, Texas
May 21, 2004

                                                                       EXHIBIT A
                        NATURAL GAS SERVICES GROUP, INC.
                             Audit Committee Charter

                             (Adopted March 2, 2004)

Purpose

         The purpose of the Audit Committee is to assist the Board of Directors' oversight of:

         o        the integrity of the Company's financial statements;

         o        the Company's financial reporting process;

         o        the   Company's   compliance   with   legal   and   regulatory
                  requirements;

         o        the independent auditor's qualifications and independence; and

         o the performance of the Company's internal audit function and independent auditors.

Structure and Membership

Number. The Audit Committee shall consist of at least three members of the Board of Directors.

Independence. Except as otherwise permitted by the applicable rules of the American Stock MarketExchange, each member of the Audit Committee shall be independent as defined by such rules.

Financial Literacy.  Each member of the Audit Committee must be able to read and understand fundamental financial statements, including the Company's balance sheet, income statement, and cash flow statement, at the time of his or her appointment to the Audit Committee. In addition, at least one member must have past employment experience in finance or accounting, requisite professional certification in accounting, or any other comparable experience or background which results in the individual's financial sophistication, including being or having been a chief executive officer, chief financial officer or other senior officer with financial oversight responsibilities. Unless otherwise determined by the Board of Directors (in which case disclosure of such determination shall be made in the Company's annual report filed with the SEC), at least one member of the Audit Committee shall be an "audit committee financial expert" (as defined by applicable SEC rules).

Chair. Unless the Board of Directors elects a Chair of the Audit Committee, the Audit Committee shall elect a Chair by majority vote.


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Compensation. The compensation of Audit Committee members shall be as determined by the Board of Directors. No member of the Audit Committee may receive, directly or indirectly, any consulting, advisory or other compensatory fee from the Company or any of its subsidiaries, other than fees paid in his or her capacity as a member of the Board of Directors or a committee of the Board.

Selectionand Removal. Members of the Audit Committee shall be appointed by the Board of Directors. The Board of Directors may remove members of the Audit Committee from such committee, with or without cause.

Authority and Responsibilities

General
         The Audit Committee shall discharge its responsibilities, and shall assess the information provided by the Company's management and the independent auditor, in accordance with its business judgment. Management is responsible for the preparation, presentation, and integrity of the Company's financial statements and for the appropriateness of the accounting principles and reporting policies that are used by the Company. The independent auditors are responsible for auditing the Company's financial statements and for reviewing the Company's unaudited interim financial statements. The authority and responsibilities set forth in this Charter do not reflect or create any duty or obligation of the Audit Committee to plan or conduct any audit, to determine or certify that the Company's financial statements are complete, accurate, fairly presented, or in accordance with generally accepted accounting principles or applicable law, or to guarantee the independent auditor's report.

Oversight of Independent Auditors

Selection. The Audit Committee shall be solely and directly responsible for appointing, evaluating, retaining and, when necessary, terminating the engagement of the independent auditor. In its evaluation of the independent auditor, the Audit Committee shall present its conclusions with respect to the independent auditor to the full Board of Directors. The Audit Committee shall also, with respect to its review of the independent auditor, review and evaluate the lead partner and other senior members of the independent auditor. The Audit Committee shall take into account the opinions of management and the Company's internal auditors. The Audit Committee may, in its discretion, seek stockholder ratification of the independent auditor it appoints.

Independence. The Audit  Committee  shall take, or recommend that the full Board of Directors take, appropriate action to oversee the independence of the independent auditor. In connection with this responsibility, the Audit Committee shall obtain and review a formal written statement from the independent auditor describing all relationships between the independent auditor and the Company, including the disclosures required by Independence Standards Board Standard No. 1. The Audit Committee shall actively engage in dialogue with the independent auditor concerning any disclosed relationships or services that might impact the objectivity and independence of the auditor.


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Additional Independence Procedures. The Audit Committee shall:
----------------------------------
         o        confirm  the regular  rotation  of the lead audit  partner and
                  reviewing   partner  as   required   by  Section  203  of  the
                  Sarbanes-Oxley Act;

         o confirm that the CEO, controller, CFO, and CAO (or other persons serving in similar capacities) were not employed by the independent auditor, or if employed, did not participate in any capacity in the audit of the Company, in each case, during the one-audit-year period preceding the date of initiation of the audit, as required by Section 206 of the Sarbanes-Oxley Act; and

         o annually consider whether, in order to assure continuing auditor independence, there should be regular rotation of the independent audit firm.

Quality Control Review. Obtain and review a report from the independent auditor at least annually regarding (a) the auditor's internal quality-control procedures, (b) any material issues raised by the most recent quality-control review, or peer review, of the firm, (c) any steps taken to deal with any such issues, and (d) all relationships between the independent auditor and the Company. Evaluate the qualifications, performance and independence of the independent auditor, including considering whether the auditor's quality controls are adequate and whether the types of non-audit services provided are compatible with maintaining the auditor's independence.

Compensation. The Audit Committee shall have sole and direct  responsibility for setting the compensation of the independent auditor. The Audit Committee is empowered, without further action by the Board of Directors, to cause the Company to pay the compensation of the independent auditor established by the Audit Committee. As part of its evaluation of compensation for the independent auditor, the Audit Committee shall compare the fees paid for audit services to those paid by peer companies as a means of assessing whether the scope of audit work is sufficient.

Preapproval of Services. The Audit Committee shall preapprove all audit services to be provided to the Company, whether provided by the principal auditor or other firms, and all other services (review, attest and non-audit) to be provided to the Company by the independent auditor; provided, however, that de minimis non-audit services may instead be approved in accordance with applicable SEC rules.

Oversight. The independent auditor shall report directly to the Audit Committee, and the Audit Committee shall have sole and direct responsibility for overseeing the work of the independent auditor, including resolution of disagreements between Company management and the independent auditor regarding financial reporting. In connection with its oversight role, the Audit Committee shall, from time to time as appropriate, receive and consider the reports required to be made by the independent auditor regarding:


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         o        critical accounting policies and practices;

         o alternative treatments within generally accepted accounting principles for policies and practices related to material items that have been discussed with Company management, including ramifications of the use of such alternative disclosures and treatments, and the treatment preferred by the independent auditor; and

         o other material written communications between the independent auditor and Company management.

Audited Financial Statements
         Review and Discussion. The Audit Committee shall review and discuss with the Company's management and independent auditor the Company's audited financial statements, including the matters about which Statement on Auditing Standards No. 61 (Codification of Statements on Auditing Standards, AU ss.380) requires discussion and the disclosure under "Management's Discussion and Analysis of Financial Condition and Results of Operations."

         Recommendation to  Board  Regarding  Financial  Statements.  The  Audit
                  Committee shall consider whether it will recommend to the Board of Directors that the Company's audited financial statements be included in the Company's Annual Report on Form 10-KSB.

         Audit Committee Report. The Audit Committee shall prepare an annual committee report for inclusion where necessary in the proxy statement of the Company relating to its annual meeting of security holders.

Review of Other Financial Disclosures
         Independent Auditor Review of Interim Financial  Statements.  The Audit
                  Committee shall direct the independent auditor to use its best efforts to perform all reviews of interim financial information prior to disclosure by the Company of such information and to discuss promptly with the Audit Committee and the Chief Financial Officer any matters identified in connection with the auditor's review of interim financial information which are required to be discussed by applicable auditing standards. The Audit Committee shall direct management to advise the Audit Committee in the event that the Company proposes to disclose interim financial information prior to completion of the independent auditor's review of interim financial information.

         Earnings Release and Other Financial Information. The Audit Committee shall discuss generally the types of information to be disclosed in the Company's earnings press releases, as well as in financial information and earnings guidance provided to analysts, rating agencies and others.

         QuarterlyFinancial  Statements.  The Audit Committee shall discuss with the Company's management and independent auditor the Company's quarterly financial statements, including the Company's disclosures under "Management's Discussion and Analysis of Financial Condition and Results of Operations."


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Controls and Procedures
         Oversight. The Audit Committee shall coordinate the Board of Directors' oversight of the Company's internal controls over financial reporting, the Company's disclosure controls and procedures and the Company's code of conduct. The Audit Committee shall receive and review the reports of the CEO and CFO required by
                  Section 302 of the Sarbanes-Oxley Act of 2002 (and the applicable rules thereunder) and Rule 13a-14 of the Exchange Act.

         Procedures  for   Complaints.   The  Audit  Committee  shall  establish
                  procedures for (i) the receipt, retention and treatment of complaints received by the Company regarding accounting, internal accounting controls or auditing matters; and (ii) the confidential, anonymous submission by employees of the Company of concerns regarding questionable accounting or auditing matters.

         Related-Party Transactions. The Audit Committee shall review all related party transactions on an ongoing basis, and all such transactions must be approved by the Audit Committee.

                  Additional Powers. The Audit Committee shall have such other duties as may be delegated from time to time by the Board of Directors.

                  Procedures and Administration

         Meetings.The Audit  Committee shall meet as often as it deems necessary in order to perform its responsibilities; provided, however, that the Audit Committee shall meet at least quarterly. The Audit Committee may also act by unanimous written consent in lieu of a meeting (except for its required quarterly meetings.) The Audit Committee shall keep such records of its meetings as it shall deem appropriate.

         Reports to Board. The Audit Committee shall report regularly to the Board of Directors.

         Charter. At least annually, the Audit Committee shall review and reassess the adequacy of this Charter.

         Independent Advisors. The Audit Committee is authorized, without further action by the Board of Directors, to engage such independent legal, accounting and other advisors as it deems necessary or appropriate to carry out its responsibilities. Such independent advisors may be the regular advisors to the Company. The Audit Committee is empowered, without further action by the Board of Directors, to cause the Company to pay the compensation of such advisors as established by the Audit Committee.



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         Investigations. The Audit Committee shall have the authority to conduct or authorize  investigations into any matters within the scope
                  of  its   responsibilities   as  it  shall  deem  appropriate,
                  including the authority to request any officer, employee or advisor of the Company to meet with the Audit Committee or any advisors engaged by the Audit Committee.

         Funding. The Audit Committee is empowered, without further action by the Board of Directors, to cause the Company to pay the ordinary administrative expenses of the Audit Committee that are necessary or appropriate in carrying out its duties.

         Annual Self-Evaluation. At least annually, the Audit Committee shall evaluate its own performance and report its findings to the Board of Directors.


























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                                                                       EXHIBIT B


                        NATURAL GAS SERVICES GROUP, INC.
            Corporate Governance and Duties of the Board of Directors


Principal Charge
----------------

Members of the Board of Directors (BOD) are stewards of the organization. The BOD has the responsibility to oversee the conduct of the business in order to maximize shareholder value. However, the BOD will not compromise this responsibility at the expense of the employees' welfare, nor at the expense of the environment.

Composition of the Board of Directors
-------------------------------------

The  majority of the board  members will be  independent.  (See  American  Stock
Exchance  Corporate   Governance  proposals  dated  5/20/03  for  definition  of independence.)

Election
--------

At the meeting immediately following the annual shareholder meeting, the BOD will elect the Chairman, whose term will be one year. The Chairman will preside over all BOD meetings.

Frequency of Meetings
---------------------

The entire BOD will meet at least quarterly. The independent directors will meet in "executive session" as often as necessary but at least once a year.

Committees
----------

At the meeting immediately following the annual shareholder meeting, the BOD will elect members to the following committees:

Committee                             Selected from            Number of Members
---------                             -------------            -----------------
Audit                                 All Outside Directors            5

Compensation                          All Outside Directors            5

Governance, Personnel Development,    All Outside Directors            5
and Nominating

The committees will meet at least quarterly. At the first meeting after the annual shareholder meeting, the respective committees will meet and elect a chairman whose term will be one year.

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In cases where the Sarbanes-Oxley Act dictates professionalism, the professional member of the board will be the chairman.

Board Responsibilities
----------------------

The BOD will provide direction to management to ensure that all major issues affecting the business are given due consideration.

The BOD takes responsibility to:

          o    Appoint the CEO.

          o Approve the CEO's appointment of other senior officers and managers.

          o Approve the annual budget, which will be presented to the BOD on or before December 15 each year.

          o    Ensure timely succession.

          o Formally review the CEO's performance on a periodic basis. The compensation committee conducts this activity.

          o    Set  the  CEO's   compensation   for  the  following   year.  The
               compensation committee conducts this activity.

          o    Set BOD compensation.

          o Oversee the professional and personal development of senior managers. This activity is conducted by the HR manager if there is one, or by the personnel development committee if there is no HR manager.

          o Support senior managers' commitment to training and developing all employees. This activity is conducted by the CEO and is overseen by the personnel development committee.

          o Ensure accurate and timely communication with the Corporation's shareholders.

          o Oversee internal controls. The audit committee conducts this activity.

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          o    Engage the audit firm.  This  activity is  conducted by the audit committee.

          o Oversee the release of corporate financial news on a quarterly and annual basis.

          o Oversee the release of corporate news regarding material facts that may or will affect the Corporation's performance. The CEO is responsible for this activity.

          o Nominate Board members for each annual shareholder meeting. The nominating committee conducts this activity.

          o Oversee the development of a strategic plan. All directors and all senior managers will participate in this activity.

          o Orient new directors. The nominating committee conducts this activity.

          o    Ensure compliance with environmental laws.

          o    Ensure compliance with employment laws.

          o    Oversee other areas as may be directed by the BOD.

          o    Respond to committee reports as necessary.

The CEO may not exceed $100,000 of unbudgeted capital expenditures during the fiscal year without approval of the BOD.

The CEO may not terminate any corporate officer without BOD approval.

From time to time, senior management will assess the effectiveness of the BOD, its committees, and individual directors, and the CEO will present those findings to the BOD.

The BOD will periodically review committee charters.

Adopted this 10th day of September, 2003.

Board Members:

Charles Curtis              James Grigsby              Wallace Sellers

Wallace Sparkman            Gene Strasheim             Wayne Vinson

Richard Yadon



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                                      PROXY

                        NATURAL GAS SERVICES GROUP, INC.
                    PROXY SOLICITED BY THE BOARD OF DIRECTORS
                     FOR THE ANNUAL MEETING OF SHAREHOLDERS
                            TO BE HELD June 15, 2004

The undersigned hereby constitutes and appoints Wallace O. Sellers and Scott W. Sparkman, and each of them, the true and lawful attorneys and proxies of the undersigned with full power of substitution and appointment, for and in the name, place and stead of the undersigned, to act for and to vote all of the undersigned's shares of $0.01 par value common stock of Natural Gas Services
Group, Inc., a Colorado corporation, to be used at an annual meeting of shareholders to be held at the Hilton Hotel, 117 West Wall Avenue, Midland, Texas 79701 on June 15, 2004 at 9:00 a.m. Central Time, and at any adjournment(s) thereof for the following purposes:

1.   Election of Directors:

[ ]  FOR THE DIRECTOR           [ ]  WITHHOLD AUTHORITY TO VOTE
     NOMINEES LISTED BELOW           FOR ALL NOMINEES LISTED
                                     BELOW

     (EXCEPT AS MARKED TO THE CONTRARY BELOW)

INSTRUCTIONS: TO WITHHOLD AUTHORITY TO VOTE FOR ANY INDIVIDUAL NOMINEE, STRIKE A LINE THROUGH THE NOMINEE'S NAME IN THE LIST BELOW.

           William F. Hughes, Jr.             Wallace C. Sparkman

                                              Richard L. Yadon

     The undersigned hereby revokes any proxies as to said shares heretofore given by the undersigned and ratifies and confirms all that said attorneys and proxies lawfully may do by virtue hereof.

     THE SHARES REPRESENTED BY THIS PROXY WILL BE VOTED AS SPECIFIED. IF NO SPECIFICATION IS MADE, THEN THE SHARES REPRESENTED BY THIS PROXY WILL BE VOTED AT THE MEETING FOR THE ELECTION OF THE DIRECTORS.

     It is understood that this proxy confers discretionary authority with respect to matters not known or determined at the time of the mailing of the Notice of Annual Meeting of to the undersigned. The proxies and attorneys intend to vote the shares represented by this proxy on such matters, if any, as determined by the Board of Directors.

     The undersigned hereby acknowledges receipt of the Notice of Annual Meeting of Shareholders, and the Proxy Statement and Annual Report furnished therewith.

                        Dated and Signed:

                        __________________________________________________, 2004

                        ________________________________________________________

                        ________________________________________________________


                        Signature(s) should agree with the name(s) stenciled hereon. Executors, administrators, trustee, guardians and attorneys should so indicate when signing. Attorneys should submit powers of attorney.